EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHN F. BROCK, President, Chief Executive Officer and a Director of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 2007.

/S/ JOHN F. BROCK
John F. Brock, President, Chief Executive
Officer and Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, WILLIAM W. DOUGLAS III, Senior Vice President and Chief Financial Officer of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ WILLIAM W. DOUGLAS, III
William W. Douglas III, Senior Vice
President and Chief Financial Officer
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CHARLES D. LISCHER, Vice President, Controller and Chief Accounting Officer of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ CHARLES D. LISCHER
Charles D. Lischer, Vice President,
Controller and Chief Accounting Officer
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, LOWRY F. KLINE, a Director of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ LOWRY F. KLINE
Lowry F. Kline, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, FERNANDO AGUIRRE, a Director of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ FERNANDO AGUIRRE
Fernando Aguirre, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JAMES E. COPELAND, JR., a Director of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ JAMES E. COPELAND, JR.
James E. Copeland, Jr., a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CALVIN DARDEN, a Director of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ CALVIN DARDEN
Calvin Darden, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, GARY P. FAYARD, a Director of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ GARY P. FAYARD
Gary P. Fayard, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, IRIAL FINAN, a Director of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ IRIAL FINAN
Irial Finan, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, MARVIN J. HERB, a Director of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ MARVIN J. HERB
Marvin J. Herb, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ L. PHILLIP HUMANN
L. Phillip Humann, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, DONNA A. JAMES, a Director of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ DONNA A. JAMES
Donna A. James, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, THOMAS H. JOHNSON, a Director of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ THOMAS J. JOHNSON
Thomas H. Johnson, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CURTIS R. WELLING, a Director of Coca-Cola Enterprises, Inc. ( the "Company"), do hereby appoint John J. Culhane, E. Liston Bishop III, and William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan; Coca-Cola Enterprises Inc. 1986 Stock Option Award Plan and Director Stock Option Awards and Officer Stock Option Awards; Coca-Cola Enterprises Inc. 1991 Management Stock Option Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1992 Restricted Stock Award Plan (As Amended and Restated Effective as of February 7, 1994); Coca-Cola Enterprises Inc. 1994 Stock Option Plan; Coca-Cola Enterprises Inc. 1995 Restricted Stock Award Plan; Coca-Cola Enterprises Inc. 1995 Stock Option Plan; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm dated as of April 30, 1993; 1993 Amendment and Restatement of Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Philip H. Sanford dated as of April 30, 1993; Amended and Restated Deferred Compensation Agreement between Johnston Coca-Cola Bottling Group, Inc. and Henry A. Schimberg dated December 16, 1991, as amended; Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole; and Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and L. Phillip Humann.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 2007.

/S/ CURTIS R. WELLING
Curtis R. Welling, a Director
Coca-Cola Enterprises Inc.